Contingent Liabilities, Commitments and Concessions	12 Months Ended
Dec. 31, 2017
Disclosure of contingent liabilities, commitments and concessions [Abstract]
Contingent Liabilities, Commitments and Concessions
Note 21 – Contingent Liabilities, Commitments and Concessions

A.	Claims

I.C. Power

a.	OPC Rotem – Tamar

In July 2013, the EA published four generation component tariffs/power cost indicators, ranging from NIS 386 per megawatt hour, or MWh, to NIS 333.2 per MWh, instead of the single tariff that had previously been used. In January 2015, the EA published new tariffs, which reduced the tariff rates by approximately 10%. In connection with the indexation of their natural gas price formula for OPC’s gas supply agreement with the Tamar Partner, OPC and the Tamar Partners disagreed as to which of the EA’s July 2013 tariffs applied to the Tamar’s supply agreement and have a similar disagreement with respect to the tariffs published in January 2015. Subsequent to the period of the report, on February 2, 2017, OPC received a letter from Tamar's attorney claiming a debt of $ 24.6 million (including accrued interest) and requesting that such amount be deposited in escrow pursuant to the GSPA. Based on the OPC's legal consultant’s opinion it is not more likely than not that OPC will pay this claim and therefore no provision was included in the financial statements.

On June 21, 2017, the Tamar Partners filed a request for arbitration against OPC Rotem in accordance with the gas supply agreement. On July 20, 2017, OPC Rotem submitted its response to such request, rejecting the arguments of Tamar Partners and requesting (i) that it be determined that the relevant tariff in connection with the price of gas for the period in dispute is NIS 333.2 per MWh; (ii) that the amount deposited in escrow, plus the gains accrued thereon, should be released immediately; and (iii) that Tamar Partners bear OPC Rotem’s arbitration expenses. As at December 31, 2017, OPC Rotem has classified the amount deposited in escrow as non-current assets, since it is it is unable to assess whether this amount will be returned within the following 12 months.

b.	ORL Claim

In November 2017, a request was filed with the Tel Aviv-Jaffa District Court to approve a derivative claim on behalf of Oil Refineries Ltd. ("ORL"). The request is based on the petitioner's contention that the undertaking in the electricity purchase transaction between ORL and OPC-Rotem is an extraordinary interested party transaction that did not receive the approval of the general assembly of ORL shareholders on the relevant dates. The respondents to the request include ORL, Rotem, the Israel Corporation Ltd. and the members of ORL's Board of Directors at the time of entering into the electricity purchase transaction. The requested remedies include remedies such as a "do" order and financial remedies. OPC is studying the request and will respond to it as part of the legal process. OPC and its legal advisors are unable to assess the chances of the receipt of the request, the claim and the expectation of a negative cash flow. Therefore no provision was included in the financial statements.

B.	Commitments

I.C. Power

(a)	IC Power Asia Development Ltd (“ICPAD”)

As of December 31, 2017, ICPAD has issued guarantees for a total amount of $44 million, as follows:

Guarantee party	Description	In thousands of NIS	In thousands of $	Cash Collateral in thousands of $
Advanced Integrated Energy Ltd	IDOM - EPC Agreement	—	10,500	—
Advanced Integrated Energy Ltd	GE - CSA Agreement	—	21,000	—
OPC Rotem Ltd.	Facility agreement	45,000	12,980	6,505

(b)	OPC Rotem, Israel

Power Purchase Agreements (PPA)

On November 2, 2009, OPC signed a 20 year power purchase agreement (“the PPA”) with Israel Electric Company Ltd. (“IEC”) to purchase capacity and energy from OPC over a period of twenty (20) years from the commencement date of commercial operation (“COD”) of the plant. The PPA is a “capacity and energy” agreement, meaning, a right of OPC Rotem to provide the plant’s entire production capacity to IEC and to produce electricity in the quantities and on the dates as required by IEC.

PPA with end users

The PPA with IEC provides OPC Rotem with the option to allocate and sell the generated electricity of the power station directly to end users. OPC Rotem has exercised this option and sells all of its energy and capacity directly to end users. Most of the agreements are for a period of 10 years. The consideration, tariff, are set based on the TAOZ, the generation component of the time-of-use electricity tariff, less a discount from the generation component. Both the TAOZ and the generation component are determined by the Electricity Authority (EA, previously name PUA) and are updated from time to time.

If the consideration is less than a minimum tariff of the generation component, the Company has the right to terminate the agreements.

The agreements guaranty a certain level of availability of the power plant below which, customers are entitled to compensation.

Natural supply gas agreement

On November 25, 2012, OPC Rotem signed an agreement with Noble Energy Mediterranean Ltd., Delek Drilling Limited Partnership, Isramco Negev 2 Limited Partnership, Avner Oil Exploration Limited Partnership and Dor Gas Exploration Limited Partnership ("Tamar Partners") regarding the natural gas supply to the power plant. The agreement shall terminate upon the earlier of: June 2029 or until OPC Rotem has consumed the entire contractual quantity. In addition, each party has the right to extend the period of the agreement for a period of up two additional years under certain conditions or until the date of consuming the total contract quantity, whichever is earlier (the "Tamar Agreement").

The price of the gas is linked to changes in the "Production Cost" Tariff, which is part of the TAOZ, and partially linked to the USD representative exchange rate, and includes "a floor price". According to the Agreement, OPC Rotem shall purchase natural gas with a total contractual quantity of 10.6 BCM (billions of cubic meters). OPC Rotem is under a “take or pay” obligation regarding a certain annual quantity of natural gas based on a mechanism set forth in the Tamar Agreement. The Tamar Agreement contains certain conditions that provide in the future flexibility to reduce the minimum annual quantity.

On December 28, 2015 the agreement received the Israeli Antitrust Authority, ("Authority") approval. The agreement between Tamar and OPC Rotem allows cutting back the supply of gas to OPC Rotem during the "interim period" in the event of gas shortage and gives preference in such scenario to certain customers of Tamar Partners over OPC Rotem.

During the years 2015 and 2016, the EA updated the generation component of the TAOZ. This tariff is used to determine the price calculation between the OPC Rotem and the end users, and for the natural gas price indexation. As a result of these adjustments, the generation component was reduced in about 10% starting February 2015 and in about 5% starting September 13, 2015. A decline in generation component will result in a corresponding decline in the rates OPC Rotem charges its customers and, accordingly, its revenues. In December 2016, the EA published its decision regarding an update of the generation component of the TAOZ, which became effective on January 1, 2017, and further reduced the generation component tariff by approximately 0.5% from NIS 265.2 per MWh to NIS 264 per MWh (as opposed to the 8% reduction that was initially proposed in the October 2016 EA draft decision). However, as part of the December 2016 EA decision, TAOZ was also adjusted to reflect a decrease in certain payments made by IPPs to the IEC. As a result of such adjustment, OPC Rotem’s tariffs effectively increased by approximately 2% (despite the 0.5% reduction in the generation component tariff).

On January 8, 2018, the EA published a resolution which entered into force and effect on January 15, 2018, regarding the update of tariffs for 2018 (“2018 Tariff Update”), in which the rate of the production component was raised by 6.7% from NIS 265 per MWh to NIS 281.6 per MWh. As a result the 2018 Tariff Update, OPC Rotem may pay a price that is higher than the minimum price stipulated in their gas agreements.

(b)	OPC Rotem, Israel (cont´d)

System Management Charges

Since 2013, the EA had been in the process of determining a system cost tariff. In August 2015, the EA published a decision that IPPs in Israel would be obligated to pay system management service charges, which charges are retroactively effective as of June 1, 2013. According to the EA decision, as amended in September 2015, the amount of system management service charges that would be payable by OPC Rotem from the effective date of June 1, 2013 to June 30, 2015, was approximately NIS 159 million (approximately $41 million), excluding interest rate and linkage costs, based upon the “average rate” of the system management service charges. However, as the rate of the new system management service charges, like other rates of the EA, varies by season (e.g., summer and winter) and by demand period (peak, shoulder and off-peak), IEC’s final calculation of the amount payable by OPC Rotem was based upon the applicable time of use rates, which provides different energy rates for different seasons (e.g., summer and winter) and different periods of time during the day, or “Time of Use” rates. In December 2015, OPC Rotem received an invoice from IEC (in its capacity as the system manager) regarding the NIS 162.6 million (approximately $41.6 million) amount of system management service charges that would be payable by OPC Rotem for such period, including interest rate and linkage costs.

In February 2016, OPC Rotem paid NIS154 million (approximately $40 million) to IEC in satisfaction of this amount (excluding the interest rate, and linkage costs). In August 2016, the EA published a decision to change the method of calculation of the interest rate and to reduce the interest rate payable by IPPs (including OPC Rotem) with respect to system management service charges payable by them from the effective date of June 1, 2013 to September 13, 2015 (amounting to approximately 2.5% of the total amounts payable by IPPs in respect of the system management charges). As a result of the resolution, the system management cost provision was updated to a total amount of NIS 3 million ($768 thousand). As of December 31, 2017, OPC Rotem paid the accrued balance.

(c)	OPC Hadera, Israel

Power and Steam Purchase Agreement (“PSPA”)

On August 10, 2015, OPC Hadera and Hadera Paper entered into two agreements for the supply of electricity and steam to Hadera Paper’s facility:

-	Short Term PSPA - Pursuant this agreement, OPC Hadera will supply steam and electricity until COD of the power plant, which shall be done through the existing energy center.

-	Long Term PSPA – Pursuant this agreement, OPC Hadera will supply steam and electricity during the period commencing upon COD of the power plant and for a period of 18 years thereafter.

In consideration for electricity purchased under each of the PSPAs, Hadera Paper will pay an electricity tariff which is based on a certain discount in comparison with the electricity tariffs charged by the Israeli Electric Company Ltd. The steam price paid by Hadera Paper is subject to adjustment based upon Hadera Paper’s annual steam consumption.

Hadera Paper is under a “take or pay” obligation (hereinafter – "the TOP") regarding a certain annual quantity of steam based on a mechanism set forth in the agreements. Under the PSPAs, OPC Hadera is obligated to certain availability with respect to the supply of electricity and steam, which obligation excludes unavailability due to events predominately not in the control of OPC Hadera. In addition, in certain circumstances, OPC Hadera may be subject to penalties in the event of delays in the COD of the power plant. OPC Hadera’s liability is subject to an annual cap, as set out in the agreements.

PPA with end users

OPC Hadera completed the signing of agreements for the sale of most of the generation capacity of the power plant to end users. The agreements are for a period of 10 years, and under most of the agreements the end user has an early termination right in accordance, with the terms set forth in the agreement with right of refusal of OPC Hadera. The consideration was set based on the TAOZ rate, less a discount from the generation component.

If the consideration is less than the minimum tariff set for the generation component, OPC Hadera has the right to terminate the agreements. In addition, the agreements include compensation in the event of a delay of power plant’s COD and compensation for the unavailability of the power plant below an agreed minimum level.

(c)	OPC Hadera, Israel (cont’d)

Gas Sale and Purchase Agreement (“GSPA”)

On January 25, 2012, Hadera Paper entered into a gas sale and purchase agreement (hereinafter- the “GSPA”) with Noble Energy Mediterranean Ltd., Delek Drilling Limited Partnership, Isramco Negev 2 Limited Partnership, Dor Gas Exploration Limited Partnership and Everest Infrastructures Limited Partnership (hereinafter- the “Tamar Partners”) regarding the natural gas supply to Hadera Paper’s existing gas consuming facilities (i.e. the Energy Center) as well as the additional capacity of the power plant under construction. The agreement was amended on October 16, 2012. On August 10, 2015, the GSPA was assigned to OPC Hadera pursuant to the terms of the share purchase agreement. The GSPA will terminate upon the earlier of 15 years following the commencement of supply from the Tamar reservoir (April 2013) or until the date of consuming the total contract quantity (118,000,000 MMBTU). In addition, both parties have an option to extend the GSPA by up to two years in the event the total contract quantity was not yet consumed by the end of the GSPA term.

The price of the gas is linked to the weighted average generation cost tariff, published by the EA, and includes a “floor price”. In addition, the GSPA includes the TOP regarding a certain annual quantity of natural gas based on a mechanism set forth in the GSPA.

In addition, on September 6, 2016, OPC Hadera and the Tamar Partners entered into an additional GSPA (“Additional GSPA”) for the supply of additional quantities of natural gas (in addition to the original GSPA) as of the commissioning of the intended power plant.

The additional GSPA will terminate upon the earlier of 15 years following the completion of the commissioning of the power plant (which shall be concluded by no later than March 31, 2019) or until the date of consuming the total contract quantity (68,000,000 MMBTU, which shall be adjusted if and when the additional GSPA were to become on a firm supply basis). In addition, both parties have an option to extend the term of the additional GSPA by up to three years in the event the total contract quantity was not yet consumed by the end of the additional GSPA term.

The price of the gas is linked to the weighted average generation cost tariff, published by the EA, and includes a “floor price.”

As a part of Tamar Agreement with OPC Hadera, OPC Hadera has provided bank guarantees in the amount of $6 million (approximately NIS 21 million) in favor of Tamar Partners in connection with OPC Hadera’s undertaking under this agreement.

Israel Natural Gas Lines Ltd. Agreement for the Transmission of Natural Gas

On July 11, 2007, Hadera Paper signed a gas transmission agreement with Israel Natural Gas Lines Ltd. (hereinafter- “INGL”), which was assigned to OPC Hadera on August 10, 2015, in accordance to the SPA. The agreement as amended on June 7, 2013 and March 31, 2015 is extended until July 14, 2018 and governs the transmission of natural gas to the Energy Center. The agreement was further extended and modified by a third amendment on December 28, 2015 which facilitates transmission of natural gas to the power plant, by means of the construction and installation of a new pressure regulation and measurement (PRMS) station, and includes additional commercial terms. The duration of the agreement, as modified by the third amendment, shall be 16 years from an agreed upon “start date” with an option for extension. The “start date” in accordance with the third amendment, will occur within a window of time as stipulated in the agreement. Such window may be postponed due to reasons attributable to changes in specifications of the PRMS or to the land on which the PRMS is to be constructed.

As part of the agreement, OPC Hadera extended to INGL a bank guarantee in the amount of approximately NIS 296 thousand (approximately $85 thousand) linked to the CPI in connection with OPC Hadera's monthly payment commitment pursuant to the agreement, which replaces the original guarantee provided by the Company.

In addition, the OPC Hadera provided a CPI-linked corporate guarantee in an amount equal to NIS 4 million (approximately $1 million) in connection with the undertaking to construct the new PRMS facility for OPC Hadera under the agreement.

Gas Sale Agreement with Oil Refineries Ltd. (“ORL”)

On December 23, 2015, OPC Hadera contracted with ORL for the sale of surplus gas quantities supplied to it pursuant to the Tamar agreement. The agreement is for a period of three years from January 1, 2016, with an option for extension of such period as well as early termination rights. In addition, ORL is under the TOP obligation regarding a certain annual quantity of natural gas based on a mechanism set forth in the agreement. OPC Hadera has an option to stop selling gas if it reaches the commercial operation earlier than expected or in February 2018 with prior written notice.

IDOM Servicios Integrados

On January 21, 2016, an agreement was signed between OPC Hadera and SerIDOM Servicios Integrados IDOM, S.A.U (hereinafter - “IDOM”), for the design, engineering, procurement and construction of a cogeneration power plant in consideration of approximately $156 million (including additions to the Agreement that were signed at a later date), which is payable on the basis of progress and the achievement of milestones. The agreement contains a mechanism for the compensation of OPC Hadera in the event that IDOM fails to meet its contractual obligations, up to the amounts that are set forth in the agreement. IDOM has provided bank guarantees and a corporate guarantee by its parent company to secure said obligations and OPC Hadera has extended to IDOM a guarantee to secure part of OPC Hadera's liabilities.

General Electric International and GE Global Parts

On June 27, 2016, OPC Hadera entered into a long-term service agreement (hereinafter - “the Service Agreement”) with General Electric International Ltd. (hereinafter - “GEI”) and GE Global Parts & Products GmbH (hereinafter - “GEGPP”), pursuant to which these two companies will provide maintenance treatments for the two gas turbines of GEI, generators and auxiliary facilities of the OPC Hadera Power Plant for a period commencing on the date of commercial operation until the earlier of: (a) the date on which all of the covered units (as defined in the Service Agreement) have reach the end-date of their performance and (b) 25 years from the date of signing the Service Agreement. The cost of the service agreement amounts to $42 million when the consideration will be payable over the term of the Agreement, based on the formula prescribed therein.

The Service Agreement contains a guarantee of reliability and other obligations concerning the performance of the Power Plant and indemnification to OPC Hadera in the event of failure to meet the performance obligations. At the same time, OPC Hadera has undertaken to pay bonuses in the event of improvement in the performance of the plant as a result of the maintenance works, up to a cumulative ceiling for every inspection period. GEI provided its subsidiary with a corporate guarantee of the parent company. To secure these liabilities, IC Power Asia Development Ltd. (hereinafter ICPAD) provided GEI with a corporate guarantee to secure some of OPC Hadera's liabilities. Subsequent to the report date, in 2018, OPC Hadera assumed the corporate guarantee that was provided by ICPAD.

(d)	OPC Energy Ltd., Israel

Option agreement with Hadera Paper

On April 5, 2017, OPC Energy signed an option agreement with Hadera Paper, effective from February 9, 2017, concerning the lease of an area of some 68,000 sq.m. in proximity to the Hadera Power Plant, pending the approval of the competent organs. The option period commenced on the date of signing and expires on December 31, 2022. The option period is divided into three periods for which the option fees will be payable: NIS 500 thousand (approximately $144 thousand) for 2017; NIS 1.5 million (approximately $433 thousand) for 2018; and NIS 3 million (approximately $865 thousand) for each of the years 2019 through 2022 (inclusive). As part of the agreement, OPC Energy undertakes to work to obtain statutory authorization for the construction of a power plant on the leased area and to pursue the advancement and approval of the statutory plan within the option period. OPC Energy may terminate the option agreement with an advance notice of 14 days during the first option period (i.e. until December 31, 2017).

Additionally, OPC Energy is required to notify, at least 90 days prior to the end of each option year, of its intention to extent the option for an additional year. Otherwise, the option will expire at the end of the same year. According to the agreement, the option will expire if the National Infrastructure Committee refuses to approve the statutory plan and OPC Energy will not initiate legal proceedings in connection with such refusal. The agreement also prescribes the principles of the lease agreement that would be signed subject to the exercise of the option and stipulates that the option will expire if, at the end of 120 days of the date of signing of the option agreement, the parties fail to agree on the wording of the lease agreement. According to the principles that are set forth in the option agreement in relation to the lease agreement, the lease period will be 25 years less one month, starting on the handing over of possession in the leasehold (i.e. the date of exercising the option) or on the date of commencement of commercial operation, as set forth in the agreement, with an option to extend the engagement. It is further stipulated that the lease agreement will not include a liability limit and that OPC Energy will bear all fees, taxes and payments that are imposed in respect of the construction of a power plant on the leasehold.

Zomet Energy Ltd.

On April 6, 2017, OPC Energy (formerly IC Power Israel) entered into a series of agreements to acquire 95% of the shares of Zomet Energy Ltd. (Zomet) from Ipswich Holdings Netherlands B.V. (47.5%) and Rapac Energy Ltd. (47.5%), and an agreement with Methy Invest S.A. (Methy) for the waiver of its rights in connection with the shares of Ipswich and Rapac. Zomet holds the rights to develop a natural gas fired power station at Plugot Junction (Israel) with an estimated capacity of approximately 396 MW, and the land rights and statutory approvals.

The total transaction consideration under the aforesaid agreements is expected to aggregate approximately $24 million, subject to adjustments pertaining to the volume of the Zomet Project and subject to the payment milestones that are stipulated in the agreement.

On August 7, 2017, OPC Energy received a letter from the Israel Antitrust Authority and the Chairman of the Committee for the Reduction of Concentration (“the Concentration Committee”), addressed to the Electricity Authority, stating that the Concentration Committee recommends not to grant a conditional license for the Zomet project.

Negotiations were held between OPC Energy and the Concentration Committee, including Kenon and interested parties therein. As of the date of this report, the decision of the Concentration Committee is pending and there is no certainty that its decision will permit the completion of the transaction.

In March 2018, OPC completed the acquisition of 95% of the shares of Zomet Energy, although Zomet still requires the necessary regulatory approvals, the approval for a new conditional licenses for electricity generation of the Electricity Authority and the approval of the Anti-Trust Commissioner.

(e)	OPC Rotem and OPC Hadera

Energean agreement

On December 6, 2017, OPC Rotem and OPC Hadera signed an agreement with Energean Israel Ltd. (hereinafter - "Energean"), which have holdings in the Karish and Tanin gas reservoirs (hereinafter - "the gas reservoir"), subject to the fulfillment of suspending conditions). The agreements with OPC Rotem and OPC Hadera are separate and independent. According to the terms set forth in the agreements, the total quantity of natural gas that OPC Rotem and OPC Hadera are expected to purchase is about 9 BCM (for OPC Rotem and OPC Hadera together) for the entire supply period (hereinafter - the "Total Contractual Quantity"). The agreement includes, among other things, TOP mechanism under which OPC Rotem and OPC Hadera will undertake to pay for a minimum quantity of natural gas, even if they have not used it.

The agreements include additional provisions and arrangements for the purchase of natural gas, and with regard to maintenance, gas quality, limitation of liability, buyer and seller collateral, assignments and liens, dispute resolution and operational mechanisms.

The agreements are valid for 15 years from the date the agreement comes into effect or until completion of the supply of the total contractual quantity from Energean to each of the subsidiaries (OPC Rotem and OPC Hadera ). According to each of the agreements, if after the elapse of 14 years from the date the agreement comes into effect, the contracting company did not take an amount equal to 90% of the total contractual quantity, subject to advance notice, each party may extend the agreement for an additional period which will begin at the end of 15 years from the date the agreement comes into effect  until the earlier of: (1) completion of consumption of the total contractual quantity; or (2) at the end of 18 years from the date the agreement comes into effect. The agreement includes circumstances under which each party will be entitled to bring the relevant agreement to an end before the end of the contractual period, in case of prolonged non-supply, damage to collateral and more.

As for the consideration, the price of natural gas is based on an agreed formula, linked to the electricity generation component and includes a minimum price. The total financial volume of the agreements may reach $ 1.3 billion (assuming maximum consumption according to the agreements and according to the gas price formula as at the report date), and depends mainly on the electricity generation component and the gas consumption. On January 14, 2018, the agreement was approved by OPC Energy’s shareholders.

(f)	Inkia Energy Limited

Under the share purchase agreement, our subsidiary Inkia has agreed to indemnify the buyer and its successors, permitted assigns, and affiliates against certain losses arising from a breach of Inkia’s representations and warranties and certain tax matters, subject to certain time and monetary limits depending on the particular indemnity obligation. These indemnification obligations are supported by (a) a three-year pledge of shares of OPC which represent 25% of OPC’s outstanding shares, (b) a deferral of $175 million of the purchase price in the form of a four-year $175 million Deferred Payment Agreement, accruing interest at 8% per year and payable in-kind, and (c) a three-year corporate guarantee from Kenon for all of the Inkia’s indemnification obligations.